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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bally Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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6601 South Bermuda Road
Las Vegas, Nevada 89119

SUPPLEMENT TO PROXY STATEMENT

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 7, 2010

        This proxy statement supplement, dated November 24, 2010, supplements the proxy statement (the "Proxy Statement") filed with the Securities and Exchange Commission on October 22, 2010 relating to the 2010 Annual Meeting of Stockholders (the "Meeting") of Bally Technologies, Inc. ("Bally") to be held on Tuesday, December 7, 2010 at 11:00 a.m., local time, at Bally's principal executive offices, 6601 South Bermuda Road, Las Vegas, Nevada 89119. The purpose of this supplement is to provide information regarding changes in the proposed amendment to Bally's 2010 Long-Term Incentive Plan (the "2010 LTIP") described in Proposal No. 2 in the Proxy Statement and included as Appendix B thereto. Except as described in this supplement the information provided in the Proxy Statement continues to apply. To the extent information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement controls.

        The proposed amendment outlined in Proposal No. 2 in the Proxy Statement provided for the following changes: (i) an increase in the number of shares available for issuance pursuant to awards granted under the 2010 LTIP by 3,900,000, (ii) the inclusion of a "fungible" share limit whereby shares which are subject to grants of restricted stock or restricted stock units ("RSUs") shall count against the overall share limit as 1.75 shares for every share granted and (iii) that any shares which are subject to grants of restricted stock or RSUs made following the Meeting that again become available for grants are added back as 1.75 shares for every share granted.

        On November 24, 2010, Bally's Board of Directors approved the following revisions to the proposed amendment to the 2010 LTIP:

  1.
  the proposed increase in the number of shares available for issuance pursuant to awards granted under the 2010 LTIP was reduced from 3,900,000 to 3,000,000; and

  2.
  the fungible share limit applies to shares subject to Incentive Bonuses (as defined in the 2010 LTIP) in addition to shares subject to grants of restricted stock and RSUs.

The share increase and the changes related to the fungible share limit are the only changes to the 2010 LTIP contemplated by the proposed amendment, as revised. A copy of the proposed amendment, marked to reflect all changes approved by the Board of Directors on November 24, 2010 (deleted text noted by strikethrough and new text noted by underline), is attached to this supplement as Appendix A.

        To be adopted, the proposal to amend the 2010 LTIP as set forth in the proposed amendment, as revised, must receive the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting and entitled to vote. Abstentions have the effect of a vote "against" the proposal while broker non-votes will have no effect.

        The Board of Directors recommends that stockholders vote "FOR"
the amendment of the 2010 LTIP.

        Stockholders who have not yet voted should use the proxy or voting instruction card included with the Proxy Statement. For stockholders who have voted, a vote in favor of the proposed amendment will be counted as a vote in favor of the proposed amendment, as revised, and a vote against the proposed amendment will be counted as a vote against the proposed amendment, as revised, unless, in each case, the original vote is revoked by the stockholder. Therefore, no further action is required if a stockholder has previously voted on the amendment to the 2010 LTIP unless a stockholder desires to change its vote. A proxy may be revoked at any time before it has been voted by filing with Bally's Corporate Secretary an instrument revoking the proxy, by submitting a substitute proxy bearing a later date, or by voting in person at the Meeting.

Important Notice Regarding Availability of Proxy Materials for the Stockholder Meeting
to be Held on December 7, 2010. The Proxy Statement, this supplement and the annual report to security holders are available at www.ballytech.com/2010proxy

 Appendix A

AMENDMENT TO THE
BALLY TECHNOLOGIES, INC.
2010 LONG TERM INCENTIVE PLAN

1.
That the first sentence of section 3 of the Bally Technologies, Inc. 2010 Long Term Incentive Plan (the "Plan") is amended by replacing 12,050,000 with ~~15,950,000~~15,050,000, so that the first sentence of section 3, as amended, reads in its entirety as follows:

    "Limitation on Number of Shares. The number of shares which may be issued pursuant to all Awards granted under the Plan is limited to an aggregate of ~~15,950,000~~15,050,000 shares of the common stock, $.10 par value, of the Company (the "Stock")."

2.
That a new sentence be added to section 3 of the Plan, immediately following the first sentence under the heading "Limitation on Number of Shares," that reads in its entirety as follows:

    "Solely with respect to Awards granted on or after the date of the 2010 Annual Meeting of Stockholders, any shares of Stock ~~subject to~~issued pursuant to Awards of Restricted Stock, ~~or~~ Restricted Stock Units or Incentive Bonuses shall be counted against the limit in the preceding sentence as one and three-quarters (1.75) shares for every share granted."

3.
That the second to last sentence of section 3 of the Plan under the heading "Limitation on Number of Shares" is amended by adding a proviso, so that the second to last sentence of section 3, as amended, reads in its entirety as follows:

    "If any Option or Stock Appreciation Right granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, or any other Award is forfeited for any reason, the shares of Stock allocable to the unexercised portion of the Option or Stock Appreciation Right or to the forfeited portion of the Award may again be made subject to an Option or Award under the Plan; provided, however, that any shares of Stock subject to Awards granted on or after the date of the 2010 Annual Meeting of Stockholders that again become available for grant pursuant to this Section 3 shall be added back as one and three-quarters (1.75) shares if such shares were subject to Awards of Restricted Stock, ~~or~~ Restricted Stock Units or Incentive Bonuses, and one (1) share if such shares were subject to any other Awards granted under the Plan."

4.
That the fourth sentence of section 14 of the Plan shall be deleted in its entirety.

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  Appendix A
AMENDMENT TO THE BALLY TECHNOLOGIES, INC. 2010 LONG TERM INCENTIVE PLAN